UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2016

CARROLL BANCORP, INC.

(Exact name of registrant as specified in its charter)

Maryland	000-54422	27-5463184
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1321 Liberty Road Sykesville, Maryland	21784
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (410) 795-1900

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.07 Submission of Matters to a Vote of Security Holders.

On April 25, 2016, Carroll Bancorp, Inc. held its Annual Meeting of Stockholders at which its stockholders voted on the following matters:

1.	To elect two directors to serve for a three-year term ending at the Annual Meeting of Stockholders to be held in 2019, and until their successors are duly elected and qualified:

	Votes For	Votes Withheld	Broker Non-Votes

C. Todd Brown	574,427	65,190	157,903
Nancy L. Parker	571,095	68,522	157,903

2.	To ratify the appointment of Stegman & Company as the Company’s independent registered public accounting firm for the year ending December 31, 2016:

Votes For	749,340
Votes Against	8,004
Abstain	40,176
Broker Non-Votes	0

3.	To approve, on an advisory basis, the compensation of the Company’s named executive officers as described in the Company’s proxy statement with respect to the Annual Meeting:

Votes For	463,453
Votes Against	174,272
Abstain	1,892
Broker Non-Votes	157,903

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 27, 2016	CARROLL BANCORP, INC. /s/ Michael J. Gallina
Michael J. Gallina, Chief Financial Officer